STOCK    TRANSFER     AGREEMENT
                                                 between EVEREN Securities, Inc.
                                                 ("EVEREN") and ILX Incorporated
                                                 (the "Company").

R E C I T A L S:

       A. EVEREN and the Company have entered a letter agreement effective July 1st, 1997 (the "Letter Agreement"). Pursuant to the Letter Agreement, the Company is to transfer to EVEREN 60,000 shares of the Company's common stock on each of August 1st, 1997 and February 1, 1998 (collectively, the "Stock").

       B. EVEREN and the Company intend that the transfer of the stock from the Company to EVEREN qualify as a transaction by an issuer not involving any public offering pursuant to Section 4(2) of the Securities Act of 1933 as amended (the "Act") and, at the Company's election, Rule 506 promulgated under the Act.

       In consideration of the above premises, the promises contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which the parties acknowledge, the parties agree as follows:

A G R E E M E N T:

       1.  Representations.

             (i) EVEREN has been provided with or has full and complete access and opportunity to obtain (i) all available information concerning the Company, and to evaluate the merits and risks of an investment in the stock and (ii) to ask questions of, and receive satisfactory answers from, the Company concerning the terms and conditions of the stock and the Company. Any questions raised by EVEREN concerning the stock and the Company have been answered to the satisfaction of EVEREN. Consequently, EVEREN has reached EVERN's own conclusions as to the viability of the Company. EVEREN's decision to acquire the Stock is based solely on the representations of the Company contained herein and on the answers to such questions as EVEREN has raised with the Company concerning the transaction.

             (ii) EVERN is relying on its business and financial knowledge and experience in making a decision to enter into and execute the Letter Agreement. EVEREN has such knowledge and experience in business and financial matters that EVEREN is capable of utilizing the information made available to EVEREN in connection with the transactions contemplated hereby, of evaluating the merits and risks of the investment in the Stock, and of making an informed investment decision.

             (iii) EVEREN represents, warrants, understands and agrees that: The Stock cannot be offered, sold, pledged, transferred or otherwise disposed of by EVEREN (and EVEREN will not offer, sell, pledge, transfer or otherwise dispose of the Stock or attempt to do so), except as provided here in and except in compliance with applicable securities laws; An appropriate " stop transfer" with respect to the Stock will be noted in the Companies records; EVEREN will not sell, offer, transfer, assign or otherwise dispose of the Stock unless (i) the Stock is registered under the Act and applicable state securities laws, and EVEREN has held the Stock for investment purposes pursuant to federal and state law or (ii) an exemption from such registration is available.

             (iv) EVEREN is acquiring the Stock solely for EVEREN's own account, as principal, for investment, and not with a view to the distribution or resale of, nor with any present intention of selling or otherwise transferring, the Stock or any interest in the Stock. No other person has a direct or indirect beneficial interest in the Stock. To evidence EVEREN's agreement to hold the Stock being issued to EVEREN consistent with such investment intention, EVEREN agrees to the following legend being placed on any certificate or other instrument evidencing the Stock (and agrees to the terms thereof):

             THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE. SUCH SHARES HAVE BEEN ACQUIRED BY THE REGISTERED HOLDER HEREOF FOR HIS OWN ACCOUNT AND NOT WITH ANY VIEW TO DISTRIBUTION AND MAY NOT BE SOLD, OFFERED FOR SALE, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING SUCH SHARES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE RECEIPT BY THE COMPANY OF AN OPINION OF THE REGISTERED HOLDER'S COUNSEL (REASONABLLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL), THAT SUCH SALE, OFFER, TRANSFER OR DISPOSITION IS EXEMPT FROM THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS.

Such a legend may be removed from a certificate and the Company may issue a certificate without such legend if the Stock is registered and sold under the Securities Act and applicable state securities laws following demonstration of EVEREN's intent to hold for investment, or if the registered holder thereof provides the Company with an opinion of counsel (reasonably satisfactory to the Company and its counsel), or an opinion of the Company's counsel, to the effect that such sale, offer, transfer or other disposition of such the Stock maybe made without registration. Such certificates also will be endorsed with any other legend that counsel for the Company concludes is necessary to comply with the applicable state securities laws.

       (v) EVEREN represents, warrants, understands and agrees that the Stock is being transferred by the Company in reliance on the exemption provided by
Section 4(2) of the Securities Act and provided by applicable state securities acts, on the grounds that the transfer does not involve a public offering. Accordingly, EVEREN represents and warrants that EVEREN (i) has adequate means of providing for EVEREN's current needs and possible contingencies; (ii) believes EVEREN's financial condition and investment portfolio are such that the transaction contemplated herein is a suitable investment; (iii) is not under any present necessity or constraint to dispose of EVEREN's investment to satisfy any existing or contemplated debt or undertaking, and has no need for liquidity in this investment; (iv) is capable of bearing the substantial economic risks of the investment in the Stock for an indefinite period of time; and (v) at the present time could afford to complete loss of the investment.

             2. No Other Modifications; Integration. Except as expressly stated herein, the Letter Agreement is not amended or modified by this Agreement and the Letter Agreement remains in full force and effect. If any provisions of this Agreement and the Letter Agreement are deemed to contradict one another, the terms of the Letter Agreement shall control. All of the terms of the Letter Agreement are incorporated in this Agreement by this reference.

             3. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

Dated:  As of July 1st, 1997.


EVEREN Securities, Inc.


/s/ Jon K. Haahr
----------------
Jon K. Haahr
Managing Director

ILX Incorporated

/s/ Joseph P. Martori
-----------------
Joseph P. Martori
Chairman of the Board